Exhibit 99.1

Prairie Operating Co. Expands Core Asset Base

Adds 1,280 Acre DSU and 2.6 MMBoe to Existing Denver Julesburg (“DJ”) Basin Portfolio

8 Drill Ready Permitted PUDs with Proven PV10 of ~ $40MM

HOUSTON, TX, February 5, 2024 (GLOBE NEWSWIRE) — Prairie Operating Co. (Nasdaq: PROP; the “Company” or “Prairie”) today announced that it has acquired a 1,280 acre drillable spacing unit (“DSU”) and eight fully permitted proven undeveloped (“PUD”) drilling locations in the DJ Basin, from a private seller, for $900,000.

The strategic acquisition of the 1,280 acre DSU and eight permitted PUDs, when added to the 62 PUDs the Company expects to acquire from Nickel Road Operating LLC (“NRO”), would expand Prairie’s permitted drilling inventory to 70 wells.(1) The oil and gas leases offset Prairie’s existing acreage position in northern Weld County, Colorado, adding over 2.6 MMboe in reserves and approximately $40 million in PV10 value to Prairie’s existing DJ Basin portfolio.(2) The PUDs are also liquids rich, offset by Niobrara developments yielding 75% oil / 85% liquids, and near existing midstream infrastructure.

“This acquisition is a prime example of our commitment to disciplined and opportunistic growth” stated Ed Kovalik, Chairman and CEO. “Adding additional drill ready locations expands our total proven reserves and creates immediate value for the Company.”

(1)	On a pro forma basis following the closing of the NRO acquisition expected in the first half of this year.
(2)	According to an independent, third-party reserve report of the newly acquired assets by Cawley, Gillespie & Associates, Inc. (“CG&A”) using SEC pricing as of December 31, 2023 and an effective date of February 1, 2024 for the leasehold acquisition.

About Prairie Operating Co.

Prairie Operating Co. (Nasdaq: PROP) is a Houston-based publicly traded independent energy company engaged in the development and acquisition of proven, producing oil and natural gas resources in the United States. The Company’s assets and operations are concentrated in the oil and liquids-rich regions of the Denver-Julesburg (DJ) Basin, with a primary focus on the Niobrara and Codell formations. The Company is committed to the responsible development of its oil and natural gas resources and is focused on maximizing returns through consistent growth, capital discipline, and sustainable cash flow generation. To learn more, visit www.prairieopco.com.

Non-GAAP Financial Measures

PV10 is derived from the Standardized Measure of Discounted Future Net Cash Flows (“Standardized Measure”), which is the most directly comparable GAAP financial measure for proved reserves. PV10 is a computation of the Standardized Measure on a pre-tax basis. PV10 is equal to the Standardized Measure at the applicable date, before deducting future income taxes discounted at 10 percent. We believe that the presentation of PV10 is relevant and useful to our investors as supplemental disclosure to the Standardized Measure, or after-tax amount, because it presents the discounted future net cash flows attributable to our reserves before considering future corporate income taxes and our current tax structure. While the standardized measure is dependent on the unique tax situation of each company, PV10 is based on prices and discount factors that are consistent for all companies.

Forward-Looking Statements

The information included herein and in any oral statements made in connection herewith include “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of present or historical fact included herein, are forward-looking statements. When used herein, including any oral statements made in connection herewith, the words “could,” “should,” “will,” “may,” “believe,” “anticipate,” “intend,” “estimate,” “expect,” “project,” the negative of such terms and other similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. These forward-looking statements are based on the Company’s current expectations and assumptions about future events and are based on currently available information as to the outcome and timing of future events. Statements concerning oil and gas reserves also may be deemed to be forward-looking statements in that they reflect estimates based on certain assumptions that the resources involved can be economically exploited. Except as otherwise required by applicable law, the Company disclaims any duty to update any forward-looking statements, all of which are expressly qualified by the statements in this section, to reflect events or circumstances after the date hereof. The Company cautions you that these forward-looking statements are subject to risks and uncertainties, most of which are difficult to predict and many of which are beyond the control of the Company. These risks include, but are not limited to, the ultimate outcome of the acquisition of NRO by the Company; the Company’s ability to consummate the proposed transaction with NRO; the Company’s ability to finance the proposed transaction with NRO; the possibility that the Company may be unable to achieve expected free cash flow accretion, production levels, drilling, operational efficiencies and other anticipated benefits within the expected time-frames or at all and to successfully integrate NRO’s operations with those of the Company; that such integration may be more difficult, time-consuming or costly than expected; that operating costs, customer loss and business disruption may be greater than expected following the proposed transaction or the public announcement of the proposed transaction; uncertainties inherent in estimating quantities of oil, natural gas and NGL reserves and projecting future rates of production and the amount and timing of development expenditures; commodity price and cost volatility and inflation; general economic, financial, legal, political, and business conditions and changes in domestic and foreign markets; the risks related to the growth of the Company’s business; and the effects of competition on the Company’s future business. Should one or more of the risks or uncertainties described herein and in any oral statements made in connection therewith occur, or should underlying assumptions prove incorrect, actual results and plans could differ materially from those expressed in any forward-looking statements. There may be additional risks not currently known by the Company or that the Company currently believes are immaterial that could cause actual results to differ from those contained in the forward-looking statements. Additional information concerning these and other factors that may impact the Company’s expectations can be found in the Company’s periodic filings with the Securities and Exchange Commission (the “SEC”), including the Company’s Annual Report on Form 10-K filed with the SEC on March 31, 2023, and any subsequently filed Quarterly Report and Current Report on Form 8-K. The Company’s SEC filings are available publicly on the SEC’s website at www.sec.gov.

Reserve Information

The Company obtained the reserve report information referenced herein from CG&A with respect to the acquired reserves. The reserves were calculated in accordance with SEC guidelines using the price of $76.97 per barrel for oil, $2.229 per MCF for gas, and $20.65 per barrel for NGL. The base rates of oil of $78.22 bbl and gas of $2.637 per million British Thermal Units (MMBtu) were based upon WTI-Cushing spot prices (EIA) during 2023 and upon Henry Hub spot prices (Platts Gas Daily) during 2023, respectively. The reserve classifications and the economic considerations applied in the reserve report conform to the criteria set forth in the 2018 Petroleum Resources Management System (PRMS) approved by the Society of Petroleum Engineers (SPE). All reserve estimates represent CG&A’s best judgment based on data available at the time of preparation of the reserve report, and CG&A’s assumptions as to future economic and regulatory conditions. It should be realized that the reserves are actually recovered, the revenue derived from, and the actual cost incurred could be more or less than the estimated amounts.

Investor Relations Contact:

Wobbe Ploegsma

wp@prairieopco.com

832.274.3449